Exhibit 99.1

Fusemachines Appoints Renowned AI Pioneer Dr. Julia Hirschberg to Board of Directors

New York, NY – June 01, 2026 – Fusemachines Inc. (NASDAQ: FUSE), a leading enterprise AI company, today announced the appointment of Dr. Julia Hirschberg, one of the world’s most distinguished artificial intelligence researchers and educators, to its Board of Directors.

Dr. Hirschberg is the Percy K. and Vida L. W. Hudson Professor of Computer Science at Columbia University, where she previously served as Chair of the Department of Computer Science. As an internationally recognized AI researcher and leader in language and speech processing, she has made foundational contributions to the fields of natural language processing, speech technology, and conversational AI over a career spanning several decades.

Her numerous honors include election to the National Academy of Engineering, the American Academy of Arts and Sciences, and the National Academy of Artificial Intelligence. She is also an ACL Fellow, ACM Fellow, AAAI Fellow, and IEEE Fellow, and is a recipient of the prestigious ISCA Medal for Scientific Achievement. Dr. Hirschberg holds two Ph.D. degrees and has been awarded two honorary doctorates in recognition of her groundbreaking contributions to artificial intelligence research and education.

Throughout her distinguished career, Dr. Hirschberg has authored hundreds of peer-reviewed scientific publications and has mentored generations of researchers, innovators, entrepreneurs, and technology leaders who are shaping the future of AI around the world.

In addition to her distinguished academic career, Dr. Hirschberg brings extensive industry leadership experience. She previously served as a Department Head at AT&T Bell Labs and founded the Human Computer Interface Research Department, where she led pioneering research in speech, language, and conversational technologies. Under her leadership, research innovations were translated into technologies and products that helped advance the practical application of AI in real-world settings. Her ability to bridge cutting-edge research with industry needs gives her a rare perspective on how organizations can transform scientific breakthroughs into impactful, market-ready solutions. This combination of academic excellence, research leadership, and product innovation will be invaluable as Fusemachines continues to develop enterprise AI solutions and expand its global reach.

As artificial intelligence, and particularly Agentic AI, continues to advance in leaps and bounds, the importance of responsible AI development has never been greater. Questions surrounding bias, security, transparency, governance, accountability, and the future of work are becoming increasingly central to organizations deploying AI at scale. Fusemachines believes that Dr. Hirschberg’s decades of experience spanning both academic research and industry innovation will provide valuable guidance as the company continues to strengthen its approach to AI governance. Her insights into how AI technologies have evolved from research concepts into real-world products will help inform Fusemachines’ efforts to develop robust ethical AI policies and governance frameworks that promote responsible innovation while maximizing positive impact for businesses, workers, and society.

“We are thrilled to welcome Julia to the Fusemachines Board of Directors,” said Dr. Sameer Maskey, Founder and CEO of Fusemachines. “Julia is one of the world’s leading AI researchers and educators. Her pioneering contributions to language and speech technologies have helped shape modern AI, and her mentorship has influenced generations of researchers, entrepreneurs, and innovators. With her deep expertise in AI research, governance, and innovation, Julia will be an invaluable advisor as Fusemachines continues to grow its global impact and advance the responsible adoption of AI.”

Commenting on her appointment, Dr. Hirschberg said, “I am delighted to join the Fusemachines Board of Directors. Fusemachines has demonstrated a strong commitment to democratizing AI education and helping organizations harness the transformative potential of artificial intelligence. I look forward to supporting the company’s mission and contributing to its next phase of growth and innovation.”

As Dr. Hirschberg joins the Fusemachines Board of Directors, current Board Director Sanjay Shrestha is stepping down from the Board. Fusemachines is grateful for Sanjay’s contributions and leadership and is pleased that he will continue to support the company as a member of its Board of Advisors, providing strategic guidance and counsel.

Dr. Hirschberg’s appointment reflects Fusemachines’ continued commitment to bringing world-class expertise to its leadership and governance. As AI becomes increasingly central to business transformation, her deep knowledge of language technologies, speech processing, AI governance, and responsible innovation will help guide the company’s long-term strategy. Her experience spanning academia, research leadership, product innovation, and talent development positions her uniquely to support Fusemachines as it builds AI solutions that are both technologically advanced and socially responsible.

About Fusemachines

Founded in 2013, Fusemachines is a global provider of enterprise AI products and services, on a mission to democratize AI. Leveraging proprietary AI Studio, AI Engines and AI Agents, the company helps drive clients’ AI Enterprise Transformation, regardless of where they are in their Digital AI journeys. With offices in North America, Asia, and Latin America, Fusemachines provides a suite of enterprise AI offerings and specialty services that allow organizations of any size to implement and scale AI. Fusemachines serves companies in industries such as retail, manufacturing, and government.

Fusemachines continues to actively pursue the mission of democratizing AI for the masses by providing high-quality AI education in underserved communities and helping organizations achieve their full potential with AI.

To learn about Fusemachines, visit www.fusemachines.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the anticipated benefits of any changes to the Company’s Board of Directors and management; and the Company’s broader product development, commercialization, and growth strategy. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “continue,” “could,” “expect,” “intend,” “may,” “plan,” “potential,” “will,” “would,” and similar expressions.

These forward-looking statements are based on current expectations, estimates, assumptions, and projections and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, risks related to the successful implementation and execution of the reseller partnership; customer adoption and retention; the ability of the Company’s AI solutions to deliver the expected operational, recruiting, and business benefits; the Company’s strategy and governance; the Company’s ability to develop, maintain, and enhance its products and platform; reliance on third-party platforms, partners, data, and infrastructure; competition in the markets in which the Company operates; cybersecurity, data privacy, regulatory, and intellectual property risks; and changing macroeconomic, industry, and market conditions.

Additional information regarding these and other risks and uncertainties is included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2026, and in subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made, and Fusemachines undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Media Contact:

pr@fusemachines.com

Investor Contact:

ir@fusemachines.com

+1 347 212-5075